                                                                    EXHIBIT 10.1

================================================================================







                          SECURITIES PURCHASE AGREEMENT


                            DATED AS OF JUNE 29, 2001


                                 BY AND BETWEEN


                           DEEPHAVEN/JE MATTHEW I, LLC


                                       AND


                                    DVI, INC.






================================================================================

                                TABLE OF CONTENTS

ARTICLE I PURCHASE AND SALE OF NOTE..........................................................2
-----------------------------------

   SECTION 1.1    PURCHASE OF NOTE...........................................................2
   -----------    -----------------
   SECTION 1.2    CLOSING DATE...............................................................3
   -----------    -------------
   SECTION 1.3    FORM OF PAYMENT............................................................3
   -----------    ----------------

ARTICLE II BUYER'S REPRESENTATIONS AND WARRANTIES............................................3
-------------------------------------------------

   SECTION 2.1    INVESTMENT PURPOSE.........................................................3
   -----------    -------------------
   SECTION 2.2    ACCREDITED INVESTOR STATUS.................................................3
   -----------    ---------------------------
   SECTION 2.3    RELIANCE ON EXEMPTIONS.....................................................3
   -----------    -----------------------
   SECTION 2.4    INFORMATION................................................................4
   -----------    ------------
   SECTION 2.5    NO GOVERNMENTAL REVIEW.....................................................4
   -----------    -----------------------
   SECTION 2.6    TRANSFER OR RESALE.........................................................4
   -----------    -------------------
   SECTION 2.7    LEGENDS....................................................................4
   -----------    --------
   SECTION 2.8    VALIDITY; ENFORCEMENT......................................................5
   -----------    ----------------------
   SECTION 2.9    ORGANIZATION AND QUALIFICATION.............................................5
   -----------    -------------------------------
   SECTION 2.10   AUTHORIZATION; ENFORCEMENT; VALIDITY.......................................5
   ------------   -------------------------------------
   SECTION 2.11   RESIDENCY..................................................................6
   ------------   ----------
   SECTION 2.12   TRADING RESTRICTIONS.......................................................6
   ------------   ---------------------
   SECTION 2.13   REGISTRATION OF ISSUANCE OF THE SHARES.....................................6
   ------------   ---------------------------------------
   SECTION 2.14   BUYER'S KNOWLEDGE..........................................................6
   ------------   ------------------

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY....................................6
---------------------------------------------------------

   SECTION 3.1    ORGANIZATION AND QUALIFICATION.............................................6
   -----------    -------------------------------
   SECTION 3.2    AUTHORIZATION; ENFORCEMENT; VALIDITY.......................................6
   -----------    -------------------------------------
   SECTION 3.3    ISSUANCE OF SECURITIES.....................................................7
   -----------    -----------------------
   SECTION 3.4    NO CONFLICTS...............................................................7
   -----------    -------------
   SECTION 3.5    ACKNOWLEDGMENT REGARDING BUYER'S PURCHASE OF SECURITIES....................7
   -----------    --------------------------------------------------------
   SECTION 3.6    DILUTIVE EFFECT............................................................8
   -----------    ----------------
   SECTION 3.7    ELIGIBILITY TO REGISTER ON FORM S-3........................................8
   -----------    ------------------------------------
   SECTION 3.8    ACCURACY OF STATEMENTS.....................................................8
   -----------    -----------------------
   SECTION 3.9    FLEET LOAN DOCUMENTS.......................................................8
   -----------    ---------------------
   SECTION 3.10   DIRECTOR AND OFFICER LIABILITY INSURANCE...................................8
   ------------   -----------------------------------------
   SECTION 3.11   CAPITALIZATION.............................................................9
   ------------   ---------------

ARTICLE IV COVENANTS.........................................................................9
--------------------

   SECTION 4.1    COMMERCIALLY REASONABLE EFFORTS............................................9
   -----------    --------------------------------
   SECTION 4.2    REGISTRATION STATEMENT.....................................................9
   -----------    -----------------------
   SECTION 4.3    REPORTING STATUS..........................................................10
   -----------    -----------------
   SECTION 4.4    USE OF PROCEEDS...........................................................10
   -----------    ----------------
   SECTION 4.5    SEC FILINGS...............................................................10
   -----------    ------------
   SECTION 4.6    RESERVATION OF SHARES.....................................................10
   -----------    ----------------------
   SECTION 4.7    LISTING...................................................................10
   -----------    --------
   SECTION 4.8    EXPENSES..................................................................11
   -----------    ---------
   SECTION 4.9    LIMITATION ON NUMBER OF EXCHANGE SHARES AND THE WARRANT SHARES............11
   -----------    ---------------------------------------------------------------
   SECTION 4.10   OTHER FINANCING...........................................................11
   ------------   ----------------

ARTICLE V TRANSFER AGENT INSTRUCTIONS.......................................................11
-------------------------------------


ARTICLE VI CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL...................................12
---------------------------------------------------------

   SECTION 6.1    DELIVERY OF DOCUMENTS.....................................................12
   -----------    ----------------------

   SECTION 6.2    PURCHASE PRICE............................................................12
   -----------    ---------------
   SECTION 6.3    REPRESENTATIONS AND WARRANTIES............................................12
   -----------    -------------------------------

ARTICLE VII CONDITIONS TO BUYER'S OBLIGATION TO PURCHASE....................................13
--------------------------------------------------------

   SECTION 7.1    DELIVERY OF DOCUMENTS.....................................................13
   -----------    ----------------------
   SECTION 7.2    SECURITIES LAWS...........................................................13
   -----------    ----------------
   SECTION 7.3    FINANCIAL'S ACKNOWLEDGMENTS...............................................13
   -----------    ----------------------------
   SECTION 7.4    REPRESENTATIONS AND WARRANTIES............................................13
   -----------    -------------------------------
   SECTION 7.5    OPINION...................................................................13
   -----------    --------
   SECTION 7.6    NOTE......................................................................13
   -----------    -----
   SECTION 7.7    BOARD APPROVAL............................................................13
   -----------    ---------------
   SECTION 7.8    RESERVATION OF SHARES.....................................................14
   -----------    ----------------------
   SECTION 7.9    TRANSFER AGENT............................................................14
   -----------    ---------------
   SECTION 7.10   GOOD STANDING.............................................................14
   ------------   --------------
   SECTION 7.11   SECRETARY'S CERTIFICATE...................................................14
   ------------   ------------------------
   SECTION 7.12   FLEET.....................................................................14
   ------------   ------
   SECTION 7.13   OTHER.....................................................................14
   ------------   ------

ARTICLE VIII INDEMNIFICATION................................................................14
----------------------------


ARTICLE IX GOVERNING LAW; MISCELLANEOUS.....................................................16
---------------------------------------

   SECTION 9.1    GOVERNING LAW; JURISDICTION; JURY TRIAL...................................16
   -----------    ----------------------------------------
   SECTION 9.2    COUNTERPARTS..............................................................17
   -----------    -------------
   SECTION 9.3    HEADINGS..................................................................17
   -----------    ---------
   SECTION 9.4    SEVERABILITY..............................................................17
   -----------    -------------
   SECTION 9.5    ENTIRE AGREEMENT; AMENDMENTS..............................................17
   -----------    -----------------------------
   SECTION 9.6    NOTICES...................................................................17
   -----------    --------
   SECTION 9.7    SUCCESSORS AND ASSIGNS....................................................18
   -----------    -----------------------
   SECTION 9.8    NO THIRD PARTY BENEFICIARIES..............................................19
   -----------    -----------------------------
   SECTION 9.9    SURVIVAL..................................................................19
   -----------    ---------
   SECTION 9.10   PUBLICITY.................................................................19
   ------------   ----------
   SECTION 9.11   FURTHER ASSURANCES........................................................19
   ------------   -------------------
   SECTION 9.12   TERMINATION...............................................................19
   ------------   ------------
   SECTION 9.13   NO STRICT CONSTRUCTION....................................................19
   ------------   -----------------------
   SECTION 9.14   REMEDIES..................................................................20
   ------------   ---------
   SECTION 9.15   PAYMENT SET ASIDE.........................................................20
   ------------   ------------------
   SECTION 9.16   EXPENSES..................................................................20
   ------------   ---------

WAIVER AND RELEASE..........................................................................28
------------------

                                    EXHIBITS

EXHIBIT A      Form of Note
EXHIBIT B      Form of Warrant
EXHIBIT C      Form of Security Agreement
EXHIBIT D      Form of Purchase Price Note
EXHIBIT E      Form of Company Counsel Opinion
EXHIBIT F      Form of Irrevocable Transfer Agent Instructions
EXHIBIT G      Form of Waiver and Release

                            GLOSSARY OF DEFINED TERMS



1934 ACT....................................................................................10
AFFILIATE...................................................................................18
AGREEMENT....................................................................................2
AMENDMENT....................................................................................9
BUSINESS DAY.................................................................................3
BUYER........................................................................................2
BUYER INDEMNIFIED PARTIES...................................................................14
BUYER LOSSES................................................................................14
BUYER TRANSACTION DOCUMENTS..................................................................5
CLOSING......................................................................................2
CLOSING DATE.................................................................................2
COMMON STOCK.................................................................................2
COMPANY......................................................................................2
COMPANY INDEMNIFIED PARTIES.................................................................14
COMPANY LOSSES..............................................................................15
EXCHANGE SHARES..............................................................................2
FINANCIAL................................................................................2, 10
FLEET LOAN DOCUMENTS.........................................................................8
INDEMNIFIED PARTIES.........................................................................14
INDEMNIFYING PARTY..........................................................................15
IRREVOCABLE TRANSFER AGENT INSTRUCTIONS.....................................................11
ISSUANCE DATE................................................................................9
LOSSES......................................................................................15
MATERIAL ADVERSE CHANGE......................................................................7
NOTE.........................................................................................2
PRIMARY REGISTRATION STATEMENT...............................................................9
PRINCIPAL MARKET............................................................................10
PURCHASE PRICE...............................................................................2
PURCHASE PRICE NOTE..........................................................................3
REGULATION D.................................................................................3
RESALE REGISTRATION STATEMENT................................................................9
RULE 144.....................................................................................4
SEC..........................................................................................3
SECURITIES...................................................................................3
SECURITY AGREEMENT...........................................................................2
SHARES.......................................................................................2
SUBSIDIARIES.................................................................................6
TRANSACTION DOCUMENTS........................................................................6
WARRANTS.....................................................................................2

SECURITIES PURCHASE AGREEMENT

        SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of June 29, 2001, by and between DEEPHAVEN/JE MATTHEW I, LLC, a Minnesota limited liability company (the "Buyer"), and DVI, INC., a Delaware corporation (the "Company").

                                    RECITALS

        WHEREAS, the Company has authorized the issuance of a $12,000,000 9.5% Asset-Backed Exchangeable Term Note, substantially in the form attached hereto as EXHIBIT A (the "Note"), which shall be exchangeable into shares of common stock of the Company, par value $.005 per share (the "Common Stock") (if, as and when issued pursuant to the Note, the "Exchange Shares"), in accordance with the terms of the Note;

        WHEREAS, the Company will contribute all of the proceeds from the sale of the Note to DVI Financial Services, Inc. ("Financial"), a wholly-owned subsidiary of the Company, and Financial will use such contribution for its working capital purposes;

        WHEREAS, the Company has authorized the issuance of warrants, each substantially in the form attached hereto as EXHIBIT B (the "Warrants"), which Warrants may be issued as provided for in the Note or otherwise, each Warrant to be for the purchase of shares of Common Stock (the "Warrant Shares"; the Exchange Shares and the Warrant Shares being referred to collectively as the "Shares") at certain exercise prices as provided for in the Warrants;

        WHEREAS, the obligations of the Company under the Note, the Warrants and the other Transaction Documents (as hereinafter defined) shall be secured by certain assets of Financial pursuant to a security agreement in substantially the form attached hereto as Exhibit C (the "Security Agreement") by and between Financial and Buyer; and

        WHEREAS, Buyer desires to purchase, and the Company desires to issue and deliver to Buyer, the Note, all upon the terms and conditions stated in this Agreement;

        NOW THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties of the parties set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Buyer hereby agree as follows:

                                   ARTICLE I
                            PURCHASE AND SALE OF NOTE

SECTION 1.1    PURCHASE OF NOTE.

        Subject to the satisfaction (or waiver, if permissible) of the conditions set forth in Article VI and Article VII of this Agreement, the Company shall issue and sell to Buyer, and Buyer agrees to purchase from the Company the Note at the closing (the "Closing"). The aggregate purchase price (the "Purchase Price") for the Note at the Closing shall be $12,000,000 payable in the manner set forth in Section 1.3 of this Agreement.

SECTION 1.2    CLOSING DATE.

        The date and time of the Closing (the "Closing Date") shall occur, subject to the satisfaction (or waiver, if permissible) of the conditions to the Closing set forth in Article VI and Article VII of this

Agreement, on June 29, 2001 or such other date as is mutually agreed to by the Company and Buyer. The Closing shall occur at the offices of Schwartz, Cooper, Greenberger & Krauss, Chartered, 180 North LaSalle Street, 27th Floor, Chicago, Illinois 60601.

SECTION 1.3    FORM OF PAYMENT.

        On the Closing Date, Buyer shall pay the Purchase Price to the Company by (i) delivery to the Company of a duly executed promissory note of Fairway Opportunity Group International Trading Company, a Cayman Island limited liability company and one of the members of Buyer in the stated principal amount of $3,000,000 substantially in the form attached hereto as EXHIBIT D (the "Purchase Price Note") and (ii) a wire transfer of immediately available funds in the amount of $9,000,000 to Account No. 2181-01-6540 at Fleet National Bank ("Fleet") and the Company shall deliver to Buyer the Note, duly executed on behalf of the Company and registered in the name of Buyer. "Business Day" shall mean any day other than a Saturday or Sunday or a day on which commercial banks in the City of Chicago, Illinois or the Commonwealth of Pennsylvania are authorized or required by law or executive order to remain closed.

                                   ARTICLE II
                     BUYER'S REPRESENTATIONS AND WARRANTIES


        Subject to the provisions of Section 2.13 of this Agreement, Buyer hereby represents and warrants to the Company that:

SECTION 2.1    INVESTMENT PURPOSE.

        Buyer (i) is acquiring the Note and will acquire the Warrants, if issued, (ii) upon exchange of the Note, if any, will acquire the Exchange Shares then issuable, and (iii) upon exercise of the Warrants, will acquire the Warrant Shares issuable upon exercise thereof, (the Note, the Exchange Shares, the Warrants and the Warrant Shares collectively are referred to herein as the "Securities"), as principal, for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempt from registration under the 1933 Act.

SECTION 2.2    ACCREDITED INVESTOR STATUS.

        Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission ("SEC").

SECTION 2.3    RELIANCE ON EXEMPTIONS.

        Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of Buyer to acquire such Securities.

SECTION 2.4    INFORMATION.

        Buyer and its advisors have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities, and have been furnished with such other materials as Buyer has requested. Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Buyer understands that its investment in the Securities involves a high degree of risk. Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

SECTION 2.5    NO GOVERNMENTAL REVIEW.

        Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

SECTION 2.6    TRANSFER OR RESALE.

        Buyer understands that, except as provided in Section 4.2 of this Agreement, (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) Buyer shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) Buyer provides the Company with an assurance (which assurance shall be acceptable to the Company in its reasonable discretion) that such Securities could then be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto) ("Rule 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register the Note and the Warrants under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

SECTION 2.7    LEGENDS.

        Buyer understands that the certificates or other instruments representing the Note and any Warrant and, if the issuance of the Exchange Shares or any Warrant Shares have not been registered under the 1933 Act, the certificates representing such Exchange Shares or Warrant Shares not so registered, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed with the Company's transfer agent against transfer of such stock certificates):

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR A VALID EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS, TOGETHER WITH AN OPINION OF COUNSEL, IN A FORM AND

            SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY, THAT
            REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

        The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are sold in a transaction registered under the 1933 Act, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel in a form reasonably acceptable to the Company to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act and such legend may be removed, or (iii) such holder provides the Company with the documentation and/or other assurances required by Section 2.6 of this Agreement.

SECTION 2.8    VALIDITY; ENFORCEMENT.

        This Agreement has been duly and validly authorized, executed and delivered by Buyer and is a valid and binding agreement of Buyer enforceable against Buyer in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

SECTION 2.9    ORGANIZATION AND QUALIFICATION.

        Buyer is a duly organized limited liability company, validly existing and in good standing under the laws of the State of Minnesota, and has the requisite power and authority to own its properties and to carry on its business as now being conducted.

SECTION 2.10   AUTHORIZATION; ENFORCEMENT; VALIDITY.

        (i) Buyer has the requisite power and authority to enter into and perform its obligations under this Agreement and each of the other agreements entered into by the Buyer in connection with the transactions contemplated by this Agreement (collectively, the "Buyer Transaction Documents"); (ii) the execution and delivery of the Buyer Transaction Documents by Buyer and the consummation by it of the transactions contemplated by the Buyer Transaction Documents has been duly authorized by Buyer's members and no further authorization is required by the Buyer's members; (iii) the Buyer Transaction Documents have been duly executed and delivered by Buyer; and (iv) the Buyer Transaction Documents constitute the valid and binding obligation of Buyer enforceable against Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

SECTION 2.11   RESIDENCY.

        Buyer is a limited liability company organized under the laws of the State of Minnesota and having its principal place of business in Minnesota.

SECTION 2.12   TRADING RESTRICTIONS.

        So long as the Note is outstanding, if Buyer or any of its affiliates have, directly or indirectly, entered into any short sale of the Common Stock to be issued pursuant to the exercise of an Exchange

Right (as defined in the Note) then Buyer shall deliver an Exchange Notice (as defined in the Note) for such Common Stock to the Company within 72 hours of entering into such short sale.

SECTION 2.13   REGISTRATION OF ISSUANCE OF THE SHARES.

        If any of the Shares are issued in a transaction registered under the 1933 Act, the Buyer shall be deemed to have not made the representations and warranties in Section 2.1, 2.2, 2.3, 2.6 or 2.7 solely with respect to such Shares.

SECTION 2.14   BUYER'S KNOWLEDGE.

        Buyer has no actual knowledge of any fact, circumstance or other information that would cause any misrepresentation or breach of any representation or warranty made by the Company or Financial in the Transaction Documents as of the date of this Agreement.

                                  ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        The Company represents and warrants to Buyer that:

SECTION 3.1    ORGANIZATION AND QUALIFICATION.

        The Company and each of its "Subsidiaries" (which for purposes of this Agreement means any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly, 50% or more of the outstanding voting securities) are entities duly organized, validly existing and in good standing under the laws of the jurisdiction in which they are organized, and have the requisite power and authority to own their properties and to carry on their business as now being conducted.

SECTION 3.2    AUTHORIZATION; ENFORCEMENT; VALIDITY.

        (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Note, the Warrants, the Irrevocable Transfer Agent Instructions (as defined in Article V), and each of the other agreements entered into by the Company in connection with the transactions contemplated by this Agreement (collectively with the Security Agreement, the "Transaction Documents"), and to issue the Securities in accordance with the terms of the Transaction Documents to which it is a party;
(ii) the execution and delivery of the Transaction Documents to which it is a party by the Company and the consummation by it of the transactions contemplated by the Transaction Documents to which the Company is a party, including, without limitation, the issuance of the Note and each of the Warrants, and the reservation for issuance of the Exchange Shares and the Warrant Shares have been duly authorized by the Company's Board of Directors and no further authorization is required by the Company, its Board of Directors or its stockholders; (iii) the Transaction Documents to which the Company is a party have been duly executed and delivered by the Company; and (iv) the Transaction Documents to which the Company is a party constitute the valid and binding obligation of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

SECTION 3.3    ISSUANCE OF SECURITIES.

        Upon issuance, any Warrants (and any Warrants issued in substitution or replacement of any Warrant) will be and upon exchange or exercise in accordance with the Note or any Warrant, as the case may be, the Exchange Shares and the Warrant Shares will be, validly issued, fully paid and non-assessable. The amount of shares of Common Stock required by SECTION 4.6 of this Agreement has been duly authorized and reserved for issuance upon exchange of the Note and upon exercise of the Warrants. The issuance and sale of the Securities has been or will be registered under the 1933 Act, or provided that the representations and warranties of the Buyer set forth in Article II are true and correct when made, as of the Closing Date and on the date the Exchange Shares and Warrant Shares are issued, is and will be exempt from registration under the 1933 Act.

SECTION 3.4    NO CONFLICTS.

        Upon receipt of Fleet's consent, pursuant to Section 7.12, the execution, delivery and performance of the Transaction Documents to which the Company is a party by the Company and the consummation by the Company of the transactions contemplated by the Transaction Documents to which the Company is a party (including, without limitation, the reservation for issuance and issuance of the Exchange Shares and the Warrant Shares) will not (i) result in a violation of the Certificate of Incorporation or the By-laws of the Company or
(ii) constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected except, in the case of the preceding clause (ii), for such defaults, giving of rights and violations as would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act or applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or any other of the Transaction Documents to which the Company is a party, in each case in accordance with the terms of the Transaction Documents. For purposes of this
Section 3.4, "Material Adverse Effect" shall mean any material adverse effect on the business, properties, assets, operations, results of operations, or financial condition of the Company and its Subsidiaries, taken as a whole.

SECTION 3.5    ACKNOWLEDGMENT REGARDING BUYER'S PURCHASE OF SECURITIES.

        The Company acknowledges and agrees that Buyer is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated by the Transaction Documents. The Company further acknowledges that Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated by the Transaction Documents and any advice given by Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated by the Transaction Documents is merely incidental to Buyer's purchase of the Securities.

SECTION 3.6    DILUTIVE EFFECT.

        The Company understands and acknowledges that the number of Exchange Shares issuable upon exchange of the Note and Warrant Shares issuable upon exercise of any Warrant will increase in certain circumstances. The Company further acknowledges that its obligation to issue Exchange Shares upon exchange of the Note in accordance with this Agreement and the Note, and its obligation to issue any Warrant Shares upon exercise of any Warrant in accordance with this Agreement, any Warrant and the Note, is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

SECTION 3.7    ELIGIBILITY TO REGISTER ON FORM S-3.

        The Company is eligible to register the Shares to be issued to Buyer on Form S-3 pursuant to the 1933 Act.

SECTION 3.8    ACCURACY OF STATEMENTS.

        This Agreement, the other Transaction Documents and any agreement, schedule, exhibit or certificate furnished or to be furnished by or on behalf of the Company in connection with this Agreement, the other Transaction Documents or any of the transactions contemplated hereby, any Registration Statement (as defined below) and all reports, statements and other documents incorporated by reference in such Registration Statement and all of the written information supplied to Buyer by the Company does not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements contained therein, not misleading. Neither any inquiries nor any other due diligence investigations conducted by Buyer or its advisors, if any, or its representatives shall modify, amend or affect Buyer's right to rely on the Company's representations and warranties as set forth herein or upon any of the aforesaid documents and written information furnished by the Company or its advisors or representatives to Buyer or its advisors or representatives; provided, however, that Buyer may not bring any action for indemnification or otherwise in respect of any matter of which Buyer had actual knowledge as of the date of this Agreement or the Closing.

SECTION 3.9    FLEET LOAN DOCUMENTS.

        The representations and warranties of the Financial set forth in Article 3 of the Third Amended and Restated Loan Agreement dated as of February 28, 2000, among Financial, the banks signatory thereto, U.S. Bank National Association, as documentation agent and Fleet, as arranger and administrative and collateral agent, as amended (the "Fleet Loan Documents" ) , (subject to the disclosure schedules made in part thereof) are made by the Company herein as if such representations and warranties were set forth in this Section 3.9.

SECTION 3.10   DIRECTOR AND OFFICER LIABILITY INSURANCE.

        The Company has obtained a directors' and officers' liability insurance policy from an insurer of recognized financial responsibility in an amount and on such terms as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries engage.

SECTION 3.11   CAPITALIZATION.

        The capitalization of the Company as of June 29, 2001, set forth in the capitalization table previously delivered by the Company to Buyer is true and accurate in all material respects. There are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of any shares of the Common Stock pursuant to the Company's certificate of incorporation, by-laws or other governing documents or any agreement or other instrument to which the Company or any of its Subsidiaries is a party or by which any of them may be bound, other than as set forth in said capitalization table.

                                   ARTICLE IV
                                    COVENANTS


SECTION 4.1    COMMERCIALLY REASONABLE EFFORTS.

        Each party to this Agreement shall use its commercially reasonable efforts to timely satisfy each of the conditions to be satisfied by it as provided in Article VI and Article VII of this Agreement.

SECTION 4.2    REGISTRATION STATEMENT.

                (a) The Company shall, as soon as practicable, but in no event later than 60 days after the date of issuance of the Note (the "Issuance Date") file with the SEC an amendment (the "Amendment") to its Registration Statement No. 333-50895 (the "Primary Registration Statement") for sale to Buyer of the amount of Exchange Shares and the Warrant Shares set forth in the first sentence of Section 4.6 of this Agreement. The Company shall use commercially reasonable efforts to have the Primary Registration Statement declared effective by the SEC as soon as practicable. The Company shall use its best efforts to file post-effective amendments and amended or supplemented prospectuses to or with the Primary Registration Statement from time to time so that the latest available prospectus will continue to meet the requirements of Section 10 of the 1933 Act until all of the Exchange Shares and Warrant Shares to be issued under the Note and Warrants, respectively, are issued.

                (b) The Company shall permit Buyer or its assigns to review and comment upon the Primary Registration Statement and all other amendments and supplements to the Registration Statement or at least seven days prior to their filing with the SEC.

                (c) In the event a Registration Statement has not been declared effective by the SEC on the 120th day following the Issuance Date, the Company shall pay to Buyer a penalty equal to 1.5% per month (prorated for partial months) of the outstanding principal amount of the Note, which penalty shall continue to accrue, and be paid in cash on each monthly anniversary thereafter until the date a Registration Statement is declared effective by the SEC.

                (d) Assuming the Primary Registration Statement has been declared effective by the SEC, in the event that for any reason the Company is no longer permitted to sell Shares under the Primary Registration Statement, the Company shall file a registration statement ("Resale Registration Statement") with the SEC for resale by Buyer of such of the Exchange Shares and Warrant Shares as are set forth in the first sentence of Section 4.6 of this Agreement that have not therefore been sold under the Primary Registration Statement, if any. The Company shall use commercially reasonable efforts to have the Resale Registration Statement declared effective by the SEC as soon as practicable. The Company shall use its best efforts to file post-effective amendments and amended or supplemented prospectuses to or with the Resale Registration Statement from time to time so that the latest available prospectus will continue to meet the requirements of Section 10 of the 1933 Act or until the earlier of (i) the date as of which all of the Exchange Shares and Warrant Shares that may be issued may be sold without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or (ii) the date on which (A) all the Exchange Shares and Warrant Shares that may be issued are sold and (B) none of the Note or any Warrants are outstanding. If the event described in the first sentence of this
Section 4.2(d) occurs, until the Resale Registration Statement is declared effective and a prospectus thereunder meeting the requirements of Section 10 of the 1933 Act is available, the Note shall be subject to a Mandatory Redemption Event pursuant to Section 4(a) of the Note.

                (e) "Registration Statement" shall mean the Primary Registration Statement or the Resale Registration Statement, as the case may be.

SECTION 4.3    REPORTING STATUS.

        Until the earlier of (i) the date all of the Exchange Shares and the Warrant Shares may be sold without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), or (ii) the date on which
(A) all the Exchange Shares and the Warrant Shares are sold and (B) no amounts under the Note remain unpaid and there are no unexercised Exchange Rights and no Warrants are outstanding or issuable, the Company shall file all reports required to be filed with the SEC pursuant to the Securities Exchange Act of 1934, as amended ("1934 Act"), and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act would otherwise permit such termination.

SECTION 4.4 USE OF PROCEEDS.

        The Company will contribute all of the proceeds from the sale of the Note to Financial and Financial will use such contribution for its general working capital purposes.

SECTION 4.5    SEC FILINGS.

        If any report, registration statement or amendment or other document required to be filed by the Company during the Registration Period is not filed with the SEC through EDGAR then the Company shall deliver a copy of such report to Buyer or its permitted transferees, if any, by facsimile within two days after such report is filed with the SEC. The Company shall also deliver to the Buyer or its permitted transferees copies of any proxy statements, notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

SECTION 4.6    RESERVATION OF SHARES.

        At the Closing, the Company shall take all action necessary to have authorized, and reserved for the purpose of issuance, the maximum number of shares of Common Stock issuable upon exercise of Exchange Rights and an exchange of the Note and the maximum number of shares of Common Stock issuable upon exercise of the Warrants. For purposes of this Section 4.6, such maximum number of shares of Common Stock shall be equal to 19.99% of the total outstanding shares of Common Stock.

SECTION 4.7    LISTING.

        The Company shall, on or before any Exchange Rights are issued, secure the listing of the Shares issuable upon the exercise of such Exchange Rights on the New York Stock Exchange, or other national exchange or trading market on which the Common Stock is listed or included for trading (the "Principal Market") (subject to official notice of issuance) and shall maintain such listing so long as any other shares of Common Stock shall be so listed or included for trading. Upon such listing on the Principal Market neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of any of the Shares on the Principal Market. The Company shall promptly, and in no event later than the following Business Day, provide to Buyer copies of any notices it receives from the Principal Market regarding any continued eligibility of the Shares for listing on the Principal Market.

SECTION 4.8    EXPENSES.

        At the Closing, the Company shall pay to JE Matthew, LLC a transaction fee of Two Hundred Forty Thousand Dollars ($240,000). At the Closing, the Company shall pay the legal fees of Buyer incurred in connection with this transaction upon receipt of customary legal bills, but only to the extent of Forty Thousand Dollars ($40,000).

SECTION 4.9    LIMITATION ON NUMBER OF EXCHANGE SHARES AND THE WARRANT SHARES.

        When required under the listing requirements of the Principal Market, the Company shall not be obligated to issue more than 19.99% of its total outstanding shares of Common Stock upon the exchange of the Note and the exercise of all Warrants, except that such limitation shall not apply in the event that the Company obtains the approval of its stockholders as required by the Principal Market (or any successor rule or regulation) for issuances of Common Stock in excess of such amount. Within 90 days of the earlier to occur of
(i) the actual issuance of an aggregate of 2,000,000 Exchange Shares and Warrant Shares or (ii) the falling below $1.00 of the per-share closing bid price of the Common Stock for five consecutive trading days, the Company shall hold a stockholders meeting to seek approval of its stockholders for the issuance of 19.99% or more of its Common Stock. In the event the Company is prohibited from issuing Exchange Shares or Warrant Shares as a result of the operation of this
SECTION 4.9, with respect to the Note, the Company shall be subject to the restrictions described in the Note, and upon exercise of the Warrants, the Company shall redeem for cash those Warrant Shares which cannot be issued, at a price equal to the difference between the closing price, as reported by Bloomberg Financial Markets ("Bloomberg"), and the exercise price of such Warrant Shares as of the date of the attempted exercise.

SECTION 4.10   OTHER FINANCING.

        During the term of the Note, the Company shall be prohibited from issuing any convertible variable priced debt or convertible variable priced equity securities of any type.

                                   ARTICLE V
                           TRANSFER AGENT INSTRUCTIONS


        The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of Buyer or its respective nominee(s), for the Exchange Shares and the Warrant Shares in such amounts as specified from time to time by Buyer to the Company upon exchange of amounts outstanding under the Note or exercise of any Warrant (the "Irrevocable Transfer Agent Instructions"). If any of the Shares have been issued in a transaction registered under the 1933 Act, the Company shall promptly notify the transfer agent that any certificates evidencing such Shares shall be issued without any restrictive legend. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Article V, and stop transfer instructions to give effect to SECTION 2.7 hereof (in the case of the issuance of the Exchange Shares or any of the Warrant Shares in a transaction exempt from registration under the 1933 Act) will be given by the Company to its transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. If Buyer provides the Company with an opinion of counsel, in form and substance reasonably acceptable to the Company, to the effect that a public sale, assignment or transfer of the Shares may be made without registration under the 1933 Act or Buyer provides the Company with assurances required by Section
2.6 of this Agreement that the Shares can be sold pursuant to Rule 144, the Company shall permit the transfer, and promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by Buyer and without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Article V will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Article V, that Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

                                   ARTICLE VI
                 CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL


        The obligation of the Company hereunder to issue and sell the Note to Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing Buyer with prior written notice thereof:

SECTION 6.1    DELIVERY OF DOCUMENTS.

        Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company or Financial, as the case may be.

SECTION 6.2    PURCHASE PRICE.

        Buyer shall have delivered to the Company the Purchase Price at the Closing in accordance with Section 1.3 of this Agreement.

SECTION 6.3    REPRESENTATIONS AND WARRANTIES.

        The representations and warranties of Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct in all material respects as of such date), and Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Buyer on or prior to the Closing Date.

                                  ARTICLE VII
                  CONDITIONS TO BUYER'S OBLIGATION TO PURCHASE


        The obligation of Buyer hereunder to purchase the Note at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for Buyer's sole benefit and may be waived by Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

SECTION 7.1    DELIVERY OF DOCUMENTS.

        Each of the Company and Financial shall have executed each of the Transaction Documents and all agreements and other documents required therein to which it is a party and delivered the same to Buyer.

SECTION 7.2    SECURITIES LAWS.

        The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Note and the Warrants pursuant to this Agreement in compliance with such laws.

SECTION 7.3    FINANCIAL'S ACKNOWLEDGMENTS.

        Financial shall acknowledge receipt from DVI of the cash portion of the Purchase Price.

SECTION 7.4    REPRESENTATIONS AND WARRANTIES.

        The representations and warranties of each of the Company and Financial in the Transaction Documents shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct in all material respects as of such date) and each of the Company and Financial shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it on or prior to the Closing Date.

SECTION 7.5    OPINION.

        Buyer shall have received the opinion of the Company's and Financial's counsel dated as of the Closing Date, in substantially the form of EXHIBIT E attached hereto.

SECTION 7.6    NOTE.

        The Company shall have executed and delivered the Note to Buyer.

SECTION 7.7    BOARD APPROVAL.

        The Boards of Directors of the Company and of Financial shall have adopted resolutions authorizing the Transaction Documents and the transactions contemplated by the Transaction Documents.

SECTION 7.8    RESERVATION OF SHARES.

        As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the exercise of Exchange Rights under the Note and the exercise of the Warrants, the number of shares required to be reserved pursuant to SECTION 4.6.

SECTION 7.9    TRANSFER AGENT.

        The Irrevocable Transfer Agent Instructions, in the form of EXHIBIT F attached hereto, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

SECTION 7.10   GOOD STANDING.

        The Company shall have delivered to Buyer a certified copy of its Certificate of Incorporation and the Certificate of Incorporation of Financial. The Company shall also deliver to Buyer a certificate of good standing of the Company and Financial in each corporation's state of incorporation and certificates of good standing of the Company and Financial in the Commonwealth of Pennsylvania. Each such certified copy or certificate is to be as of a date within 10 days of the Closing Date.

SECTION 7.11   SECRETARY'S CERTIFICATE.

        The Company and Financial shall each have delivered to Buyer a secretary's certificate, dated as the Closing Date, as to (i) the resolutions described in SECTION 7.7, and (ii) the Bylaws of each such corporation, each as in effect at the Closing.

SECTION 7.12   FLEET.

        Fleet, pursuant to the Fleet Loan Documents, shall have executed and delivered to Buyer a Waiver and Release in the Form of EXHIBIT G attached hereto and a consent to the transactions described herein.

SECTION 7.13   OTHER.

        The Company shall have delivered to Buyer such other documents relating to the transactions contemplated by this Agreement as Buyer or its counsel may reasonably request.

                                  ARTICLE VIII
                                 INDEMNIFICATION


                (a) In consideration of Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under any of the Transaction Documents to which it is a party, and in addition to any other rights Buyer may have at law or in equity, the Company shall defend, protect, indemnify and hold harmless Buyer and its affiliates, members, managers, stockholders, officers, directors, employees, investors and any of the foregoing persons' agents, representatives, successors and permitted assigns (including, without limitation, those retained in connection with the transactions contemplated by this Agreement (collectively, the "Buyer Indemnified Parties") from and against any and all actions, causes of action, suits, claims, losses (including, without limitation, diminutions in value), costs, penalties, deficiencies, fees, liabilities, expenses and damages, and expenses in connection therewith, and including reasonable attorneys' fees and disbursements (the "Buyer Losses"), incurred by any Buyer Indemnified Party as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company or Financial in the Transaction Documents (other than those made in Section 3.9 for which Buyer shall have no right to indemnification hereunder) or (b) any nonfulfillment or breach of any covenant, agreement or obligation of the Company or Financial contained in the Transaction Documents.

                (b) The Buyer shall, indemnify and hold harmless the Company and its affiliates, stockholders, officers, directors, employees, investors and any of the foregoing persons' agents, representatives, successors and permitted assigns (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Company Indemnified Parties" and together with the Buyer Indemnified Parties, the "Indemnified Parties") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, deficiencies, fees, liabilities, expenses and damages, and expenses in connection therewith, and including reasonable attorneys' fees and disbursements (the "Company Losses", and together with the Buyer Losses, the "Losses"), incurred by any Company Indemnified Party as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by Buyer in the Transaction Documents, or (b) any nonfulfillment or breach of any covenant, agreement or obligation of the Buyer contained in the Transaction Documents,

                (c) Notwithstanding the foregoing, and subject to the following sentence, upon judicial determination, which is final and no longer appealable, that the act, omission or event giving rise to the indemnification provided in this Agreement, resulted primarily out of or was based primarily upon an Indemnified Party's gross negligence, fraud or willful misconduct (unless such action was based upon such Indemnified Party's reliance in good faith upon any of the representations, warranties, covenants or promises made by other party in this Agreement), the party being required to indemnify such Indemnified Party (such indemnifying party, the "Indemnifying Party") shall not be responsible for any Losses sought to be indemnified in connection therewith, and the Indemnifying Party shall be entitled to recover from such Indemnified Party all amounts previously paid in full or partial satisfaction of such indemnity, together with all costs and expenses of the Indemnifying Party reasonably incurred in effecting such recovery, if any.

                (d) All indemnification rights hereunder shall survive the execution and delivery of the Transaction Documents and the consummation of the transactions contemplated therein for the period specified in Section 9.9, regardless of any investigation, inquiry or examination made for or on behalf of, or any knowledge of the Buyer and/or any of the other Indemnified Parties or the acceptance by the Buyer of any certificate or opinion, provided if Buyer has actual knowledge that any representation or warranty of the Company or Financial in the Transaction Documents, which otherwise would give rise to Buyer's Losses, is untrue or incorrect, the Company shall not indemnify any Buyer Indemnified Party from Buyer's Losses under this ARTICLE VIII.

                (e)     If for any reason the indemnity provided for in this
ARTICLE VIII is unavailable to any Indemnified Party or is insufficient to hold each such Indemnified Party harmless from all such Losses arising with respect to the transactions contemplated by the Transaction Documents, then the Indemnifying Party and the Indemnified Party shall each contribute to the amount paid or payable with respect to Losses in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnifying Party on the one hand and such Indemnified Party on the other but also the relative fault of the Indemnifying Party and the Indemnified Party as well as any relevant equitable considerations. In addition, the Indemnifying Party agrees to reimburse any Indemnified Party upon demand for all reasonable expenses (including legal counsel fees and costs) incurred by such Indemnified Party or any such other person in connection with investigating, preparing or defending any such action or claim. The indemnity, contribution and expense reimbursement obligations that the Indemnifying Party has under this ARTICLE VIII shall be the exclusive remedy of the parties with respect to the transactions contemplated by this Agreement, provided, however, that nothing herein shall limit any action Buyer may have under any federal or state securities laws or any express right or remedy granted under any Transaction Document. The parties further agree that the indemnification and reimbursement commitments set forth in this Agreement shall apply whether or not the Indemnified Party is a formal party to any such lawsuits, claims or other proceedings.

                (f) Any indemnification of any Indemnified Party pursuant to this ARTICLE VIII shall be effected by wire transfer of immediately available funds from the Indemnifying Party to an account designated by the Indemnified Party within fifteen (15) days after the determination thereof.

                (g) An Indemnifying Party shall be liable to the Indemnified Party for any Losses only if the Indemnified Party delivers to the Indemnifying Party written notice, setting forth in reasonable detail the identity, nature and amount of Losses related to such claim or claims no later than ninety (90) days after any such Loss has arisen, in which case the Indemnifying Party shall be obligated to indemnify the Indemnified Party. An Indemnified Party's failure to provide the detail required by the preceding sentence shall not constitute either a breach of this Agreement by the Indemnified Party or any basis for the Indemnifying Party to assert that the Indemnified Party did not comply with the terms of this ARTICLE VIII sufficient to cause the Indemnified Party to have waived its rights under this ARTICLE VIII, unless the Indemnifying Party demonstrates that its ability to defend against any claims with respect thereto has been materially prejudiced.

                                   ARTICLE IX
                          GOVERNING LAW; MISCELLANEOUS


SECTION 9.1    GOVERNING LAW; JURISDICTION; JURY TRIAL.

        All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of Chicago, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

SECTION 9.2    COUNTERPARTS.

        This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

SECTION 9.3    HEADINGS.

        The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

SECTION 9.4    SEVERABILITY.

        If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

SECTION 9.5    ENTIRE AGREEMENT; AMENDMENTS.

        This Agreement supersedes all other prior oral or written agreements between Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein, including all other Transaction Documents, contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and Buyer, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

SECTION 9.6    NOTICES.

        Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon actual receipt, when delivered personally; (ii) upon actual receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party and followed by an overnight delivery service); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

               If to the Company:

               DVI, Inc.
               2500 York Road
               Jamison, Pennsylvania  18929
               Telephone:    (215) 488-5000
               Facsimile:    (215) 488-5414
               Attention:    Philip C. Jackson

               With copies to:

               Clifford Chance
               Rogers & Wells LLP
               200 Park Avenue
               New York, New York  10166-0153
               Telephone:    (212) 878-8000
               Facsimile:    (212) 878-8375
               Attention:    John A. Healy, Esq.

               If to Buyer:

               Deephaven/JE Matthew I, LLC
               c/o JE Matthew
               1849 Green Bay Road, Suite 240
               Highland Park, Illinois 60035
               Telephone:     (847) 681-8600
               Facsimile:     (847) 681-1541
               Attention:     David A. White

               With a copy to:

               Schwartz, Cooper, Greenberger & Krauss, Chartered
               180 N. LaSalle Street, Suite 2700
               Chicago, IL 60601
               Telephone:     (312) 845-5422
               Facsimile:     (312) 782-8416
               Attention:    Robert A. Smoller, Esq.

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change.

SECTION 9.7    SUCCESSORS AND ASSIGNS.

        This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of Buyer except pursuant to a Special Event (as defined in SECTION 2(c)(ii) of the Note), with respect to which the Company has satisfied its obligations under SECTION 2 of the Note. Buyer may not assign all or any part of its rights hereunder without the prior written consent of the Company, which consent shall not be unreasonably withheld; provided, however, that Buyer may assign all or any part of its rights hereunder to a financial institution having assets of at least $10 billion and Buyer may assign all or any part of its rights hereunder to any affiliate of Buyer; provided, however, that any such assignment shall not release the Buyer from its obligations hereunder unless such obligations are assumed by such assignee. "Affiliate" means any person which, directly or indirectly, controls or is controlled by or is under common control with the Buyer.

SECTION 9.8    NO THIRD PARTY BENEFICIARIES.

        This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

SECTION 9.9    SURVIVAL.

        Unless this Agreement is terminated under SECTION 9.12, the representations and warranties of the Company and Buyer contained in Articles II and III, the agreements and covenants set forth in Article IX, and the indemnification provisions set forth in Article VIII shall survive the Closing for the period that the Note remains outstanding, and, except for the agreements and covenants of the Company which by their terms expire at such time as no amounts are due and owing under the Note, the agreements and covenants set forth in Articles IV and V shall survive the Closing until the later of the date that
(i) Buyer does not hold any Securities or (ii) at such time as such agreements or covenants are no longer enforceable under applicable statutes of limitations; provided, however, nothing contained in this Section

9.9 shall require the Company or Buyer to remake any representation or warranty contained herein after the Closing Date.

SECTION 9.10   PUBLICITY.

        Each of the parties hereto shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the parties shall each be entitled, without the prior approval of the other, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although such party shall consult the other in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

SECTION 9.11   FURTHER ASSURANCES.

        Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

SECTION 9.12   TERMINATION.

        In the event that the Closing shall not have occurred on or before ten Business Days from the date hereof due to the Company's failure to satisfy the conditions set forth in Articles VI and VII above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this SECTION 9.12, the Company shall remain obligated to reimburse the nonbreaching Buyer for the expenses described in SECTION 4.8 above.

SECTION 9.13   NO STRICT CONSTRUCTION.

        The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

SECTION 9.14   REMEDIES.

        Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which Buyer has been granted at any time under any other agreement or contract (except that only Buyer shall have the rights under Article VIII for breaches of the Company's representations and warranties herein). Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement.

SECTION 9.15   PAYMENT SET ASIDE.

        To the extent that the Company makes a payment or payments to Buyer hereunder or pursuant to the Note or any Warrant or Buyer enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.



SECTION 9.16   EXPENSES.

                (a) In any suit, proceeding or action brought by Buyer in connection with any Contract (as defined in the Security Agreement) for any sum owing thereunder, or to enforce any provisions of any Contract, the Company will save, indemnify and hold Buyer harmless from and against all expenses, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or Obligor (as defined in the Security Agreement) thereunder, arising out of a breach by Financial of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or Obligor or its successors from Financial. The Company also agrees to reimburse Buyer for all its reasonable and documented costs and expenses incurred in connection with the enforcement or the preservation of Buyer's rights under the Security Agreement, or any transaction contemplated hereby, including, without limitation, the reasonable fees and disbursements of its counsel.

                (b) The Company agrees to pay as and when billed by Buyer or Financial all of the reasonable and documented out-of-pocket costs and expenses incurred by Buyer in connection with the preparation and execution of any amendment, supplement or modification to, this Agreement, any Transaction Documents, or any other documents prepared in connection therewith. The Company agrees to pay as and when billed by Buyer the reasonable due diligence, inspection, testing and review costs and expenses incurred by Buyer with respect to the Contracts pledged as Collateral under the Security Agreement.

                (c) The Company's agreements in this Section 9.16 shall survive the payment in full of the Note and the expiration or termination of this Agreement.

                                   * * * * * *

        IN WITNESS WHEREOF, Buyer and the Company have caused this Agreement to be duly executed and delivered as of the date first written above.



                                COMPANY:

                                DVI, Inc., a Delaware corporation



                                By: /s/ Philip C. Jackson
                                   -----------------------------------------
                                    [Name] Philip C. Jackson
                                    [Title] Authorized Signatory



                                BUYER:

                                DEEPHAVEN/JE MATTHEW I, LLC, a Minnesota limited liability company



                                By: /s/ John Fern
                                    -----------------------------------------
                                         John Fern, President




                                By: /s/ Bruce Lieberman
                                    ----------------------------------------
                                         Bruce Lieberman, Chief Manager

                                    EXHIBIT A

                                  FORM OF NOTE

                                    EXHIBIT B

                                 FORM OF WARRANT

                                    EXHIBIT C

                           FORM OF SECURITY AGREEMENT

                                    EXHIBIT D

                           FORM OF PURCHASE PRICE NOTE

                                    EXHIBIT E

                           FORM OF OPINION OF COUNSEL

                                    EXHIBIT F

                 FORM OF IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                                    EXHIBIT G

                               WAIVER AND RELEASE

                               FIRST AMENDMENT TO
              SECURITIES PURCHASE AGREEMENT AND SECURITY AGREEMENT

        This First Amendment to Securities Purchase Agreement and Security Agreement (this "Amendment") is dated as of the ___ day of August, 2001 and is by and among DVI, INC., a Delaware corporation (the "Company"), DVI FINANCIAL SERVICES INC., a Delaware corporation ("Financial"), and DEEPHAVEN/JE MATTHEW I, LLC, a Minnesota limited liability company ("Buyer").

                              W I T N E S S E T H:

        WHEREAS, the Company and Buyer are parties to that certain Securities Purchase Agreement, dated as of June 29, 2001 (the same, as it may be amended, restated, modified or supplemented and in effect from time to time, the "Purchase Agreement") pursuant to which it purchased a $12,000,000 9.5% Asset-Backed Exchangeable Term Note (the "Note") from the Company; and

        WHEREAS, in connection with the Purchase Agreement and as security for the Note, Financial and Buyer entered into that certain Security Agreement, dated as of June 29, 2001 (the same, as it may be amended, restated, modified or supplemented and in effect from time to time, the "Security Agreement") pursuant to which Financial granted Buyer a security interest in certain of its assets as described therein; and

        WHEREAS, the Company and Financial have requested that Buyer amend the Purchase Agreement and the Security Agreement in certain respects (including, but not limited to reducing the required Collateral Value (as defined in the Security Agreement)), as more fully set forth herein, and Buyer is agreeable to such request, upon such terms and conditions set forth herein (including, but not limited to the issuance and delivery of the August 2001 Warrant (as hereinafter defined));

        NOW, THEREFORE, the parties hereto hereby agree as follows:

        1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein are used with the meanings given such terms in the Purchase Agreement.

        2.      Amendment of the Security Agreement.

                (a) Section 5(a) of the Security Agreement is hereby amended and restated as follows:

                      "SECTION 5. MAINTENANCE OF COLLATERAL. (a) The Grantor
               shall at all times maintain a Collateral Value equal to not less than 225% of the Outstanding Secured Note, plus, after the occurrence and during the continuance of a Cash Collateral Event, the Cash Collateral Reserve."

                (b)     The definition of "Contract Schedule" set forth in
        Section 20 of the Security Agreement is hereby amended by deleting subsection (x) regarding the discounted principal balance of the Contract.

        3.     Amendment of the Purchase Agreement.

                (a) The terms "Amendment", "Primary Registration Statement" and "Resale Registration Statement" shall be deleted from the glossary of the Purchase Agreement.

                (b) Section 4.2 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

                "SECTION 4.2 REGISTRATION STATEMENT.

                        (a) The Company shall, as soon as practicable, but in no
                event later than 60 days after the date of issuance of the Note (the "Issuance Date") file with the SEC a registration statement ("Registration Statement") for resale by Buyer of Exchange Shares and Warrant Shares in an amount equal to 19.99% of the outstanding shares of Common Stock or such lesser amount equal to the maximum number of Exchange Shares and Warrant Shares which the Company is permitted to register under the rules, regulations and interpretations of the SEC as in effect from time to time. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable. The Company shall use its best efforts to file post-effective amendments and amended or supplemented prospectuses to or with the Registration Statement from time to time so that the latest available prospectus will continue to meet the requirements of Section 10 of the 1933 Act until the earlier of (i) the date as of which all of the Exchange Shares and Warrant Shares that may be issued may be sold without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or (ii) the date on which (A) all the Exchange Shares and Warrant Shares that may be issued are sold and (B) none of the Note or any Warrants are outstanding.

                        (b) The Company shall permit Buyer or its assigns to
                review and comment upon the Registration Statement and all other amendments and supplements to the Registration Statement at least seven days prior to their filing with the SEC."

        4. August 2001 Warrant. In consideration of Buyer amending the Security Agreement as aforesaid, the Company shall issue a Warrant to Buyer identical to EXHIBIT A attached hereto (the "August 2001 Warrant"). The August 2001 Warrant shall be deemed to be a Warrant under the Purchase Agreement and all shares of Common Stock purchased pursuant to the August 2001 Warrant shall be deemed to be Warrant Shares under the Purchase Agreement.

        5. Conditions. This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived in writing:

               (a) The Company, Financial and Buyer shall have each executed and delivered this Amendment to each other; and

                (b)     Buyer receives the August 2001 Warrant from the Company.

                (c) Buyer receives certified resolutions of the board of directors of the Company and Financial authorizing the issuance and delivery of this Amendment and the August 2001 Warrant.

        6. Representations and Warranties. To induce Buyer to enter into this Amendment, the Company and Financial hereby represent and warrant to Buyer that:

                (a) Since June 29, 2001, there has been no development or event, which has had or could reasonably be expected to have a material adverse effect on the business, properties, assets, operations, results of operation, or financial condition of the Company and its Subsidiaries, taken as a whole.

                (b) The Company and Financial each have the corporate power and authority, and the legal right, to make and deliver this Amendment, and with respect to the Company, the August 2001 Warrant, and to perform all of their respective obligations under the Security Agreement and the Purchase Agreement, as amended by this Amendment, and each have taken all necessary corporate action to authorize the execution and delivery of this Amendment, and with respect to the Company, the August 2001 Warrant, and the performance of the Security Agreement and the Purchase Agreement, as so amended.

                (c) When executed and delivered, this Amendment and the Security Agreement and the Purchase Agreement, as amended by this Amendment, will constitute legal, valid and binding obligations of the Company and Financial, enforceable against them, in accordance with their terms, except as such enforceability may be limited by general principals of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

                (d) The representations and warranties made by the Company in the Purchase Agreement and the representations and warranties made by Financial in the Security Agreement are true and correct in all material respects on and as of the date hereof, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof, other than those that relate to an earlier or specific date. The Buyer Indemnified Parties shall be entitled to all rights to indemnification contained in Article VIII of the Purchase Agreement with respect to breaches of any representations or warranties made by the Company or Financial in this Amendment notwithstanding the fact that such representations and warranties will be made after the Closing Date; provided, however, nothing contained herein shall require the Company to remake any representation or warranty contained in the Purchase Agreement after the later of (i) the date of this Amendment or (ii) the date of the issuance and delivery of the August 2001 Warrant.

        7. Reaffirmation and Confirmation of Security Interests. Financial hereby confirms to Buyer that Financial has granted to Buyer a security interest in or lien upon the assets described in the Contract Schedule (as defined in the Security Agreement) to the Security Agreement, to secure the Secured Obligations (as defined in the Security Agreement). Financial hereby reaffirms its grant of such security interest and lien to Buyer for such purpose in all respects.

        8.      Miscellaneous.

                (a) The Company hereby agrees to pay all of Buyer's costs and expenses, including, without limitation, attorneys' fees, related to this Amendment.

                (b) This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall together constitute but one and the same document.

                (c) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                (d) Section captions and headings used in this Amendment are for convenience only and are not part of and shall not affect the construction of this Amendment.

                (e) From and after the date of execution of this Amendment, any reference to the Purchase Agreement or Security Agreement contained in any notice, request, certificate or other instrument, document or agreement executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

                (f) Except as expressly set forth herein, nothing in this Amendment is intended to or shall be deemed to have amended the Purchase Agreement or the Security Agreement, which are hereby reaffirmed in all respects. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Purchase Agreement or the Security Agreement. The Purchase Agreement and the Security Agreement, as amended hereby remain in full force and effect and are hereby reaffirmed in all respects.

             [Balance of page intentionally left blank; signature page follows.]

        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

                                     DVI, INC.


                                    By: /s/ Philip C. Jackson
                                        ---------------------------------------
                                    Its : Authorized Signatory
                                        ---------------------------------------

                                     DVI FINANCIAL SERVICES INC.


                                    By: /s/ Philip C. Jackson
                                        ---------------------------------------
                                    Its : Vice President of Banking and Finance
                                        ---------------------------------------

                                    DEEPHAVEN/JE MATTHEW I, LLC

                                    By: /s/ John Fern
                                        ----------------------------------
                                            John Fern, President

                                    By: /s/ Bruce Lieberman
                                        ----------------------------------
                                            Bruce Lieberman, Chief Manager